EXHIBIT 10.2

                      TUPPERWARE CORPORATION
                        DIRECTOR STOCK PLAN
                  (as amended November 12, 1998)

     Section 1.     Purpose

The purposes of the Plan are to assist the Company in (1) promoting a greater identity of interests between the Company's non-employee directors and its shareholders, and (2) attracting and retaining directors by affording them an opportunity to share in the future successes of the Company.

     Section 2.     Definitions

      "Act" shall mean the Securities Exchange Act of 1934, as amended.

      "Award" shall mean an award of Common Stock as contemplated by Section 7 of this Plan.

     "Board" shall mean the Board of Directors of the Company.

      "Change of Control" shall mean the happening of any of the following events:

An acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Act) (a "Person") of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Act) of 20% or more of either (1) the then outstanding shares of Common Stock (the "Outstanding Company Common Stock") or (2) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the "Outstanding Company Voting Securities"); excluding, however, the following: (1) any acquisition directly from the Company, other than an acquisition by virtue of the exercise of a conversion privilege unless the security being so converted was itself acquired from the Company,
(2) any acquisition by the Company, (3) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the Company or (4) any acquisition by any Person pursuant to a transaction which complies with clauses (1), (2) and (3) of subsection (iii) of this definition; or

      A change in the composition of the Board such that the individuals who, as of the Distribution Date of the Plan, constitute the Board (such Board shall be hereinafter referred to as the "Incumbent Board") cease for any reason to constitute at least a majority of the Board; provided, however, for purposes of this definition, that any individual who becomes a member of the Board subsequent to such Distribution Date, whose election, or nomination for election by the Company's stockholders, was approved by a vote of at least a majority of those individuals who are members of the Board and who were also members of the Incumbent Board (or deemed to be such pursuant to this proviso) shall be considered as though such individual were a member of the Incumbent Board; but, provided further, that any such individual whose initial assumption of office occurs as a result of either an actual or threatened election contest (as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Act) or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board shall not be so considered as a member of the Incumbent Board; or

(iii) The approval by the stockholders of the Company of a reorganization, merger or consolidation or sale or other disposition of all or substantially all of the assets of the
Company or the acquisition of assets of another corporation ("Corporate Transaction") or, if consummation of such Corporate Transaction is subject, at the time of such approval by stockholders, to the consent of any government or governmental agency, the obtaining of such consent (either explicitly or implicitly by consummation); excluding, however, such a Corporate Transaction pursuant to which (1) all or substantially all of the individuals and entities who are the beneficial owners, respectively, of the Outstanding Company Common Stock and Outstanding Company Voting Securities immediately prior to such Corporate Transaction will beneficially own, directly or indirectly, more than 60% of, respectively, the outstanding shares of common stock, and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the company resulting from such Corporate Transaction (including, without limitation, a corporation which as a result of such transaction owns the Company or all or substantially all of the Company's assets either directly or through one or more subsidiaries) in substantially the same proportions as their ownership, immediately prior to such Corporate Transaction, of the Outstanding Company Common Stock and Outstanding Company Voting Securities, as the case may be, (2) no Person (other than the Company, any employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the Company or such
corporation  resulting  from  such  Corporate  Transaction)   will
beneficially  own,  directly  or  indirectly,  20%  or  more   of,
respectively,  the  outstanding shares  of  common  stock  of  the corporation resulting from such Corporate Transaction or the combined voting power of the outstanding voting securities of such corporation entitled to vote generally in the election of directors except to the extent that such ownership existed with respect to the Company prior to the Corporate Transaction and (3) individuals who were members of the Incumbent Board will constitute at least a majority of the board of directors of the corporation resulting from such Corporate Transaction; or

(iv) The approval by the stockholders of the Company of a complete liquidation or dissolution of the Company.

"Change of Control Price" means the higher of (i) the highest reported sales price, regular way, of a share of Common Stock in any transaction reported on the New York Stock Exchange Composite Tape or other national exchange on which such shares are listed or on NASDAQ during the 60-day period prior to and including the date of a Change of Control or (ii) if the Change of Control is the result of a tender or exchange offer or a Corporate Transaction, the highest price per share of Common Stock paid in such tender or exchange offer or Corporate Transaction; provided, however, that in the case of a Stock Option which was granted within 240 days of the Change of Control, then the Change of Control Price for such Stock Option shall be the Fair Market Value of the Common Stock on the date such Stock Option is exercised or deemed exercised. To the extent that the consideration paid in any such transaction described above consists all or in part of securities or other noncash consideration, the value of such securities or other noncash consideration shall be determined in the sole discretion of the Committee.

"Code" shall mean the Internal Revenue Code of 1986, as amended from time to time, and the rules and regulations thereunder.

"Common Stock" shall mean the common stock, $.01 par value, of the Company.

"Company"   shall   mean   Tupperware  Corporation,   a   Delaware
corporation.

"Distribution Date" shall mean the date determined by the Board of Directors of Premark International, Inc., a Delaware corporation ("Premark"), on which shall be effected the distribution on a pro rata basis to the holders of the outstanding shares of common stock of Premark the shares of Common Stock held by Premark on such date.

"ERISA" shall mean the Employee Retirement Income Security Act of 1974, as amended from time to time, and the rules and regulations thereunder.

"Fair Market Value" shall mean, as of any given date, the mean between the highest and lowest reported sales prices of the Common Stock on the New York Stock Exchange Composite Tape, or, if not listed on such exchange, on any other national securities exchange on which the Common Stock is listed or on NASDAQ, adjusted to the next higher five cents if such mean is not divisible by five cents. If there is no regular public trading market for such Common Stock, the Fair Market Value of the Common Stock shall be determined by the Committee in good faith.

"Fees" shall mean the annual retainer fee for a Participant in connection with his or her service on the Board for any fiscal year of the Company.

"Participant" shall mean each member of the Board who is not an employee of the Company or any subsidiary of the Company.

"Plan" shall mean the Tupperware Corporation Director Stock Plan.

"Retirement" shall mean the retirement by a Participant from the Board in accordance with the Company's stated policy on Director retirement.

"Rules" shall mean the rules promulgated under the Act from time to time and the interpretations issued by Securities and Exchange Commission in respect thereof.

"Stock Option" shall mean a non-qualified stock option, which is further defined as any right to Common Stock which does not qualify as an "incentive stock option" as defined under the Code.

Section 3.     Eligibility

Each member of the Board who is not an employee of the Company or any subsidiary of the Company shall be eligible to participate in the Plan.

Section 4.     Shares Subject to the Plan

The maximum number of shares of Common Stock which shall be available for use under the Plan shall be 300,000, subject to adjustment pursuant to Section 17 hereunder. The shares issued under the Plan may be authorized and unissued shares or issued shares heretofore or hereafter acquired and held as treasury shares or shares purchased on the open market.

Section 5.     Duration of Plan

Unless earlier terminated pursuant to Section 11 hereof, this Plan shall automatically terminate on, and no grants, awards or elections may be made after, the date of the tenth anniversary of the approval by stockholders of the Plan pursuant to Section 19 hereof.

Section 6.     Administration

The Plan shall be administered by the Board or any committee thereof so designated by the Board (the "Committee"), which shall have full authority to construe and interpret the Plan, to establish, amend and rescind rules and regulations relating to the Plan, and to take all such actions and make all such determinations in connection with the Plan as it may deem necessary or desirable.

Notwithstanding any other provision of the Plan, neither the Board nor the Committee shall be authorized to exercise any discretion with respect to the selection of Participants to receive Awards or Stock Options under the Plan or concerning the amount, timing or vesting of such Awards or Stock Options under the Plan, and no amendment or termination of the Plan shall adversely affect the interest of any Director in Awards or Stock Options previously granted to the Director without that Director's express written consent.

Section 7.     Initial Awards

Each Participant shall receive a one-time grant of one thousand (1,000) shares of Common Stock, upon serving his or her initial three months as a member of the Board.

Section 8.     Stock in Lieu of Retainer

Each Participant who, in any year of the Plan, delivers to the Company written notice of an irrevocable election concerning the Fees to be earned in the next fiscal year of the Company, may receive in lieu of cash an amount of shares of Common Stock equal in value to all or any portion of the Fees (but only increments of 25% or a multiple thereof, and in no event to exceed 100% of the
Fees) as so designated by the Participant in such written notice, which amount shall be determined by dividing the Fees payable in each fiscal quarter of the Company by the Fair Market Value of a share of Common Stock on the last business day of such fiscal quarter (but if such date is not a day on which the New York Stock Exchange is open, then on the next preceding day on which the New York Stock Exchange is open), except that only whole numbers of shares shall be obtainable pursuant to this Section, and any remainder Fees which otherwise would have purchased a fractional share shall be paid in cash. Any such written notice pursuant to this Section 8 shall remain in effect for subsequent Plan years unless such Participant delivers a written notice setting forth a different election with respect to Fees which shall be applied to future Plan years until further written notice is received by the Company pursuant to this Section 8.

Section 9.     Stock Options

(a) Each Participant who, in any year of the Plan, delivers to the Company an irrevocable election concerning the Fees to be earned in the next fiscal year of the Company, may receive in lieu of all or any portion of the cash Fees (but only increments of 25% or a multiple thereof) as so designated by the Participant, a Stock Option for an amount of shares of Common Stock in each fiscal year of the Company as follows:

           Percent of Annual  Number of Shares
           Retainer Forgone   Subject to Option

                 100%         2,000
                   75%        1,500
                   50%        1,000
                   25%          500

The exercise price of such shares shall be determined as follows

Fair Market Value
Of a Share          -    100% of Fee    =    Exercise Price
Of Common Stock             2,000            Per Share

Fair Market Value
Of a Share          -    75% of Fee     =    Exercise Price
Of Common Stock             1,500            Per Share

Fair Market Value
Of a Share          -    50% of Fee     =    Exercise Price
Of Common Stock             1,000            Per Share

Fair Market Value
Of a Share          -    25% of Fee     =    Exercise Price
Of Common Stock               500            Per Share


In no event, however, shall the exercise price be less than 50% of the Fair Market Value of a share of Common Stock on the date of the grant.

In the event that the effect of the foregoing sentence is to limit the reduction of the exercise price, any portion of the Fees which are so prevented from reducing the exercise price shall be paid to the affected Participant, in cash or Common Stock (as elected by a Participant) in an equitable fashion over the remainder of the year in which the Fees are earned, as if an election to receive a Stock Option pursuant to this Section 9 (a) has not been made.

      (b)   The date of grant of a Stock Option pursuant  to  this
Section 9 shall be the date of the annual meeting of stockholders of the Company, provided that such meeting occurs at least six (6) months and one day after the Participant's election to receive a Stock Option in lieu of cash Fees; otherwise, the date of grant shall be six (6) months and one day after the Participant's election to receive a Stock Option in lieu of cash Fees. If such day would not be a day on which the New York Stock Exchange is open, then on the next succeeding day on which the New York Stock Exchange is open.

      (c) A Stock Option granted pursuant to this Section 9 shall vest and be exercisable on the last day of the fiscal year in which the Stock Option is granted. In the event that a Participant is not a member of the Board on the last day of the fiscal year in which the Stock Option is granted, except in the case of a Participant's Retirement or termination for cause, such Participant's Stock Option which has not become vested and exercisable as of such time shall (i) be reduced to an amount of shares of Common Stock which reflects the amount of Fees earned as of the date of termination from service on the Board which amount shall be determined by multiplying the number of shares of Common Stock subject to the Stock Option as determined pursuant to
Section 9(a), above, by a fraction, the numerator of which shall be the number of days of the fiscal year of the Company in which the Stock Option is granted that the Participant was a member of the Board and the denominator of which shall be 365, provided, that any Stock Option for a fractional share of Common Stock shall be rounded up to the nearest whole number of shares, and (ii) shall continue to vest. The term of exercisability for a Stock Option granted under this Section 9 shall be ten (10) years.

      (d) The remaining terms and conditions of each such Stock Option shall be as set forth in this Plan and in the form of Stock Option Agreement used in connection with this Plan.

     Section 10.    Transferability

Rights, grants and Awards under the Plan may not be assigned, transferred, pledged or hypothecated, and shall not be subject to execution, attachment or similar process. Notwithstanding the foregoing, any such right, grant or award constituting a "derivative security" under the Rules shall not be transferable by a Participant other than by will or by operation of applicable laws of descent and distribution or pursuant to a domestic relations order or qualified domestic relations order as such terms are defined by the Code or ERISA.

     Section 11.    Amendment

The Board may from time to time make such amendments to the Plan as it may deem proper and in the best interest of the Company without further approval of the Company's stockholders, provided that to the extent required to qualify transactions under the Plan for exemption under Rule 16b-3 promulgated under the Act ("Rule 16b-3") no amendment to the Plan shall be adopted without further approval by the holders of at least a majority of the shares of Common Stock present, or represented, and entitled to vote at a meeting held for such purpose, and provided further, that if and to the extent required for the Plan to comply with Rule 16b-3, no amendment to the Plan shall be made more than once in any six-month period that would change the amount, price or timing of the grants of Awards or Stock Options hereunder other than to comport with changes in the Code, ERISA, or the regulations thereunder.

     Section 12.    Termination

The Plan may be terminated at any time by the Board or by the approval by the holders of at least a majority of the shares of Common Stock present, or represented, and entitled to vote at a meeting held for such purpose.

     Section 13.    Withholding Taxes

No later than the date as of which an amount first becomes includible in the gross income of the Participant for Federal income tax purposes with respect to any Award under the Plan or with respect to any exercise of any Stock Option granted under the Plan, the Participant shall pay to the Company, or make arrangements satisfactory to the company regarding the payment of, any Federal, state, local or foreign taxes of any kind required by law to be withheld. Such withholding obligations may be settled with Common Stock, including Common Stock that is part of the Award or that is received upon the exercise of the Stock Option that gives rise to the withholding requirement. The obligations of the Company under the Plan shall be conditional upon such payment or arrangements, and the Company shall, to the extent permitted by law, have the right to deduct any such taxes from any payment otherwise due to the Participant. The Company may establish such procedures as it deems appropriate, including the making of irrevocable elections or the timing of the use of Common Stock, for the settlement of its withholding obligations.

     Section 14.    Effect of Change of Control

Notwithstanding any other provision of the Plan to the contrary, in the event of a Change of Control, any Stock Options outstanding and not then exercisable and vested as of the date such Change of Control is determined to have occurred, shall become fully exercisable and vested to the full extent of the original grant. During the 60-day period from and after a Change of Control (the "Exercise Period"), a Participant who holds an Award or a Stock
Option shall have the right, in lieu (in the case of a Stock Option) of the payment of the exercise price for the shares of Common Stock being purchased under the Stock Option, by giving notice to the Company, to elect (within the Exercise Period) to surrender all or part of an Award or a Stock Option to the company and to receive cash, within 30 days of such notice, in an amount equal to (a) in the case of a Stock Option, the amount by which the Change of Control Price per share of Common Stock on the date of such election shall exceed the exercise price per share of Common Stock under the Stock Option (the "Spread") multiplied by the number of shares of Common Stock granted under the Stock Option as to which the right granted under this Section shall have been exercised, or (b) in the case of an Award, an amount equal to the Change of Control Price multiplied by the number of shares of Common Stock granted pursuant to such Award as to which the right granted under this Section shall have been exercised; provided, however, that if the Change of Control is within six (6) months of the date of grant of a particular Award or Stock Option held by a Participant no such election shall be made by such Participant with respect to such Award or Stock Option prior to six (6) months from the date of grant. If the end of such 60-day period from and after a Change of Control is within six (6) months from the date of grant of a Stock Option or the date of an Award, such Stock Option or Award shall be cancelled in exchange for a cash payment to the Participant, effected on the day which is six (6) months and one day after the date of grant of such Stock Option or Award, as the case may be, equal to (a) in the case of a Stock Option, the Spread multiplied by the number of shares of Common Stock granted under the Stock Option, or (b) in the case of an Award, the Change of Control Price multiplied by the number of shares of Common Stock comprising an outstanding Award.

      Section 15. Death, Disability, Termination or Retirement of Participant

      (a) Death While A Director. Notwithstanding any other provision of the Plan to the contrary, in the event of the death of a Participant while a member of the Board, any Stock Options outstanding as of the date of death and not then exercisable shall become immediately exercisable, and all outstanding Stock Options held by such Participant shall remain exercisable by the person to whom the Stock Option is transferred by will or by the laws of descent and distribution for a period of the lesser of (i) the remaining term of the Stock Option or (ii) three (3) years after the date of death.

     (b)  Disability, Retirement or Other Termination.

      Except as otherwise provided by the Plan, in the event of a Participant's termination of membership on the Board as a result of the Participant's disability or Retirement or for another reason other than cause, any Stock Options outstanding as of the date of such termination and not then exercisable shall (i) be adjusted in amount to reflect the proportion of Fees earned in the final year of such Participant's service in such year (in accordance with the operation of Sections 8 and 9 of this Plan and in consideration of such Participant's elections for such year), and (ii) become exercisable on the last day of the Company's then-current fiscal year. All outstanding Stock Options held by such Participant shall remain exercisable for the full period contemplated by the terms of such Stock Options. In the event of the death of a Participant subsequent to termination of membership from the Board as a result of circumstances described in this
Section 15(b), any Stock Options outstanding as of the date of death and not then exercisable shall become immediately exercisable, and all outstanding Stock Options held by such Participant shall remain exercisable by the person to whom the Stock Option is transferred by will or by the laws of descent and distribution for a period of the lesser of (i) the remaining term of the Stock Option, or (ii) three (3) years after the date of death.

     Section 16.    Effect of Termination for Cause

If a Participant incurs a termination of membership on the Board, for cause, such Participant's Stock Options which are not then exercisable shall be automatically cancelled immediately. Unless otherwise determined by the Board, for purposes of the Plan "cause" shall mean (i) the conviction of the Participant for commission of a felony under Federal law or the law in the state in which such action occurred, or (ii) dishonesty in the course of fulfilling the Participant's duties as a director.

     Section 17.    Adjustments Upon Changes in Capitalization

In the event of any change in corporate capitalization, such as a stock split or a corporate transaction, such as any merger, consolidation, separation, including a spin off, or other distribution of stock or property of the Company, any reorganization (whether or not such reorganization comes within the definition of such term in Section 368 of the Code) or any partial or complete liquidation of the company, the Committee or Board may make such substitution or adjustments in the aggregate number and class of shares reserved for issuance under the Plan, in the number, kind and option price of shares subject to outstanding Stock Options, in the number and kind of shares subject to other outstanding Awards granted under the Plan and/or such other equitable substitution or adjustments as it may determine to be appropriate in its sole discretion; provided, however, that the number of shares subject to any Award shall always be a whole number.

     Section 18.    Regulatory Matters

The Plan is intended to be construed so that participation in the Plan will be exempt from Section 16(b) of the Act, pursuant to Rule 16b-3 as promulgated thereunder, as may be further amended or interpreted by the Securities and Exchange Commission. In the event that any provision of the Plan shall be deemed not to be in compliance with the Rules in order to enjoy the exemption from the Act, such provision shall be deemed of no force or effect and the remaining provisions of the Plan shall remain in effect.

     Section 19.    Effectiveness of Plan

The Plan shall become effective as of the Distribution Date.

     Section 20.    Governing Law

To the extent not preempted by Federal law, the Plan, and all agreements hereunder, shall be construed in accordance with and governed by the laws of the State of Delaware.